                                                                EXHIBIT-10






                                 March 14, 1997





DIMON Incorporated
512 Bridge Street
Danville, Virginia 24543
Attention:  James A. Cooley
            Vice President and Treasurer

      Re: Credit Agreement dated as of March 15, 1996 (the "Credit Agreement") among DIMON Incorporated (the "Borrower"), the several lenders party thereto (the "Lenders") and NationsBank, N.A., as agent for the Lenders (in such capacity, the "Agent")

Dear Jim:

The defined terms in the above referenced Credit Agreement are incorporated herein by reference.

You have informed us that the Borrower has entered into an agreement to acquire (the "Intabex Acquisition") Intabex Holdings Worldwide S.A. ("Intabex") and the tobacco related assets of its affiliate, Tabex PVT Limited. In connection therein, you have requested that the Lenders consent to the Intabex Acquisition, make certain amendments to the Credit Agreement necessary in connection with the Intabex Acquisition and extend the Termination Date under and as defined in the Credit Agreement.

Pursuant to your request, the undersigned Lenders hereby agree with you as follows:

          ( a )       The Borrower shall be permitted to consummate the
Intabex Acquisition notwithstanding the terms of Section 8.5
( a ) of the Credit Agreement, provided that

               ( i )        The purchase agreement (including all
          schedules exhibits thereto) for the Intabex Acquisition (the "Purchase Agreement") is reasonably satisfactory in form and substance to the Agent and is not altered, amended or otherwise changed or supplemented in any material respect without the prior written consent of the Agent;

               ( ii )       The Purchase Agreement is consummated
          ( A ) on or before June 30, 1997, ( B ) in accordance with the terms thereof (including without limitation by satisfaction in all material respects of the conditions precedent to the obligations of the Borrower as buyer thereunder) and ( C ) in compliance with applicable law and regulatory approvals;

               ( iii )             The representations and
          warranties set forth in Article V of the Credit
          Agreement (except for those expressly relating to an earlier date) are true and correct in all material respects as of the date of the Intabex Acquisition after giving effect thereto; and


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March 14, 1997
Page 2




               ( iv )       No Default or Event of Default exists and
          is continuing as of the date of the Intabex Acquisition after giving effect thereto.

In addition, the parties hereto expressly acknowledge and agree that the Intabex Acquisition shall not be included in any determination regarding additional acquisitions under
Section 8.5.

          ( b )       The Borrower shall be permitted to issue to the
seller of Intabex the Borrower's $140 million subordinated debenture bearing interest at 6.25% and maturing in ten years, without regard to requirements of Section 8.2 ( a ) ( ii ).

          ( c )       The reference in Section 8.2 ( b ) to $5,000,000
is hereby increased to $90,000,000, the reference in Section
8.2 ( b ) to $525,000,000 is hereby increased to $850,000,000 and the parties hereto acknowledge that the Borrower will not be required to satisfy the conditions contained in the proviso at the end of Section 8.2 ( b ) with respect to Debt assumed in connection with the Intabex Acquisition.

          ( d )       The reference in Section 8.3 to $75,000,000
is hereby increased to $150,000,000.

          ( e )       The term "Change of Control" set forth in
Section 1.1 of the Credit Agreement hereafter shall be deemed to include, without limitation, a Change of Control under and as defined in Section 1406 of the Indenture attached as Exhibit J to the Purchase Agreement.

          ( f )       The definition of "Termination Date" set
forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "Termination Date" shall mean the earlier to occur of ( i ) June 30, 1998 or such later anniversary thereof as the Commitments may have extended by the Lenders pursuant to Section 2.8, or ( ii ) the date of termination in whole of the Aggregate Commitment pursuant to Section 2.5 or 9.2.

The consent and amendment set forth above shall be and become effective as of the date hereof when counterparts of this letter agreement shall have been duly executed on behalf of
(A) the Borrower, (B) each of the Guarantors and (C)(1) with respect to the consents and amendments contained in paragraphs ( a ), ( b ), ( c ), ( d ) and ( e ) above, the Required Lenders and (2) with respect to the amendment contained in paragraph ( f ) above, each of the Lenders.

Except as waived or amended hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

This letter may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

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
May 14, 1997
Page 3

THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH
OF VIRGINIA.

Sincerely,
NATIONSBANK, N.A.                                                      CRESTAR BANK

By      /s/ Hugh S. Miles, III                                         By      /s/ C. Gray Key
Title   Exec. Vice President                                           Title   Vice President


ABN AMRO BANK N.V. NEW YORK                                            FIRST UNION NATIONAL BANK OF BRANCH
                                                                       VIRGINIA

By      /s/ Ronald C. Spurga                                           By      /s/ Stewart A. Marley
Title   Vice President                                                 Title   Senior Vice President

By      /s/ Christopher M. Blount
Title   AVP


BANK OF AMERICA NATIONAL TRUST                                         CORESTATES BANK, N.A.
AND SAVINGS ASSOCIATION

By      /s/ Kenneth Washington                                         By       /s/ John D. Brady
Title   Vice President                                                 Title    Assistant Vice President


THE BANK OF NOVA SCOTIA                                                SIGNET BANK

By      /s/ J. Alan Edwards                                            By        /s/ J. Charles Link
Title   Authorized Signatory                                           Title     Senior Vice President


BANK OF TOKYO-MITSUBISHI TRUST COMPANY,                                SOCIETE GENERALE
f/k/a THE BANK OF TOKYO TRUST
By      /s/ Rick Kay                                                   By       /s/ Jerome Jacques
Title   Vice President                                                 Title    SVP


COOPERATIVE CENTRALE RAIFFEISEN-                                       THE SUMITOMO BANK, LIMITED
BOERENLEENBANK B.A., "RABOBANK
NEDERLAND," ATLANTA BRANCH                                             By       /s/ John C. Kissinger
                                                                       Title    Joint General Manager
By      /s/ Theodore W. Cox
Title   Vice President

                                                                       WACHOVIA BANK OF NORTH
                                                                       CAROLINA, N.A.

                                                                       By       /s/ Keith Sherman
                                                                       Title    SVP

(signatures continued)
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
May 14, 1997
Page 4

ACCEPTED AND AGREED:

Borrower:

DIMON INCORPORATED

By      /s/ J. A. Cooley           /     /s/ J. O. Hunnicutt
Title   VP and Treasurer          /      Secretary



GUARANTORS:

DIMON INTERNATIONAL, INC.

By      /s/ J. A. Cooley           /     /s/ J. O. Hunnicutt
Title   Treasurer                 /      Assistant Secretary

FLORIMEX WORLDWIDE, INC.

By      /s/ J. O. Hunnicutt       /      /s/ Dwight L. Ferguson
Title   Secretary                 /      President


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